Exhibit 99.2

Supplemental Financial Information Presentation

Q2 2013

August 7, 2013

Information is as of June 30, 2013 except as otherwise noted.

It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.

Apollo Residential Mortgage, Inc.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

2013 Second Quarter Earnings Call

August 7, 2013

Michael A. Commaroto

Chief Executive Officer

Stuart Rothstein

Chief Financial Officer

Keith Rosenbloom

Agency Portfolio Manager

Paul Mangione

Non-Agency Portfolio Manager

Teresa Covello

Controller of the Manager

Hilary Ginsberg

Investor Relations Manager

2

Forward Looking Statements APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

We make forward-looking statements in this presentation and other filings we make with the Securities and Exchange Commission (“SEC”) within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives, including information about our ability to generate attractive returns while attempting to mitigate risk. When used in this release, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets; and risks associated with investing in real estate assets, including changes in business conditions and the general economy.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and other filings with the SEC. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.

Discussion Topics

1. AMTG Q2 Results 2. Supplemental Financials

Second Quarter 2013 Summary APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

?Reported Operating Earnings of $18.9 million, or $0.59 per common share for the second quarter of 2013(1)

?Declared a $0.70 per common share quarterly dividend for stockholders of record as of June 28, 2013

?Sold $2.2 billion of Agency residential mortgage-backed securities (“RMBS”)

?Purchased $186.5 million of non-Agency RMBS

?Increased net interest rate swap (“Swap”) and interest rate swaption (“Swaption”) position by $375 million of notional value

?RMBS portfolio at June 30, 2013 consisted of Agency RMBS with an estimated fair value of $2.6 billion and non-Agency RMBS with an estimated fair value of $751 million

?RMBS and securitized mortgage loan portfolio had a 2.1% pro-forma effective net interest spread and an 11.8% pro-forma effective levered asset yield at June 30, 2013(2)

?Pro-forma quarter end leverage multiple(3) of 3.9x at June 30, 2013

?Book value per common share of $18.63 at June 30, 2013

(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures. Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 18 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income/loss allocable to common stockholders and GAAP net income/loss allocable to common stockholders per common share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.

(2)Pro-forma effective net interest spread and pro-forma effective levered asset yield assume that unsettled sales and purchases of RMBS at June 30, 2013 had settled and corresponding borrowings under repurchase agreements were repaid. The pro-forma effective net interest spread and the pro-forma effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense. Please see page 19 for a reconciliation.

(3) Pro-forma leverage reflects our debt-to-equity multiple assuming that unsettled trades at June 30, 2013 had settled at such date and the corresponding borrowings under repurchase agreements were repaid. Please see the reconciliation on page 19.

APOLLO
APOLLO RESIDENTIAL MORTGAGE, INC. ("AMTG")

Financial Summary

($ amounts in thousands except per share data)	Three Months Ended June 30, 2013	Three Months Ended March 31, 2013	Three Months Ended June 30, 2012	Six Months Ended June 30, 2013	Six Months Ended June 30, 2012
Interest Income	$41,329	$38,247	$21,990	$79,576	$34,353
Interest Expense	(7,237)	(6,217)	(2,871)	(13,454)	(4,232)
Net Interest Income	**$34,092**	**$32,030**	**$19,119**	**$66,122**	**$30,121**
Operating Earnings [1]	$18,900	$19,091	$13,976	$37,991	$21,939
Weighted Average Common Shares Outstanding	31,995	25,686	21,257	28,858	15,760
Operating Earnings per Common Share [1]	**$0.59**	**$0.74**	**$0.66**	**$1.32**	**$1.39**
Leverage Multiple (Debt / Equity)	3.9x [2]	5.1x	5.5x	3.9x [2]	5.5x
Annualized Return on Average Assets [3]	1.8%	2.1%	2.0%	2.0%	2.2%
Annualized Return on Average Equity [4]	10.4%	12.0%	13.2%	11.2%	13.9%

(1) *Operating Earnings and Operating Earnings per common share are non-GAAP financial measures. Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 18 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income/(loss) allocable to common stockholders and GAAP net income/(loss) allocable to common stockholders per share . Operating Earnings represents the earnings, as adjusted, allocable to common stock.*

(2) *Pro-forma leverage multiple reflects our debt-to-equity multiple assuming that unsettled trades at June 30, 2013 had settled at such date and the corresponding borrowings under repurchase agreements were repaid. Please see the reconciliation on page 19.*

(3) *Annualized Return on Average Assets is calculated as annualized Operating Earning plus preferred dividend requirement for the period, as a percentage of average assets.*

(4) *Annualized Return on Average Equity is calculated as annualized Operating Earnings plus preferred dividend requirement for the period, as a percentage of average equity.*

6

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Financial Summary

Operating Earnings per Common Share (1) Dividends per Common Share

$1.00 $1.25

$0.80 $0.78 $0.74 $1.00

$0.66 $0.67 $0.65 $ 0.35

$0.59

$0.60 $0.75

$0.40 $0.50

$ 0.85

$0.75 $0.75 $ 0.70 $ 0.70 $0.70

$0.20 $0.25

$0.00 $0.00 (2)

Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013

Book Value per Common Share

$28.00

$22.49

$24.00 $21.46 $21.72

$20.00 $19.31 $19.65 $18.63

$16.00

$12.00

$8.00

$4.00

$0.00 (3)

Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013

(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures. Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-

cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 18 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income/(loss) allocable to common stockholders and GAAP net income/(loss) allocable to common stockholders per common share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.

(2) The common stock dividend in the fourth quarter of 2012 consisted of a $0.70 per common share quarterly dividend and a $0.35 per common share special dividend. 7

(3) Pro-forma book value per common share at March 31, 2012 including the impact of the April 20, 2012 equity offering. Book value per common share at March 31, 2012 was $21.09.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Book Value Roll-Forward

Book Value—March 31, 2013 $ 21.72

Common stock dividend declared (0.70)

Operating Earnings net of preferred dividend 0.59

Non-Operating Items Impacting Net Income:

Unrealized loss on Agency RMBS, net (3.96)

Unrealized loss on non-Agency RMBS, net (0.25)

Unrealized gain on derivatives, net 2.49

Unrealized loss on securitized mortgage loans, net (0.11)

Unrealized gain on securitized debt, net 0.03

Realized loss on sales of Agency RMBS (1.53)

Realized gain on sales of non-Agency RMBS 0.04

Realized gain on Swap/Swaption terminations, net 0.31

Book Value—June 30, 2013 (Unaudited) $ 18.63

Change in Book Value per Common Share from March 31, 2013 to June 30, 2013

$ 25.00

$ 24.00

$ 23.00 $ 0.59

$ 22.00 $ 21.72

$ 21.00 $(0.70) $2.49

$ 20.00 $0.31

$ 19.00 $0.04 $18.63

$ 18.00 $(1.53) $(0.08)

$ 17.00 $(3.96) $(0.25)

$ 16.00

$ 15.00

Q1 2013 BVPS Operating Common Agency RMBS Non-Agency Swap/Swaption Agency RMBS Non-Agency Swap/Swaption Other Q2 2013 BVPS

Earnings (net of Dividend RMBS RMBS

Preferred

Dividend) Unrealized Realized

$(1.72) total $(1.18) total

8

APOLLO
APOLLO RESIDENTIAL MORTGAGE, INC. ("AMTG")

Portfolio Summary and Net Interest Spread

Pro-Forma Allocation of Portfolio Equity at June 30, 2013[(1)]


Cash and Other, net
19%
Agency RMBS
50%
Securitized Mortgage Loans
5%
Non-Agency RMBS
26%

Pro-Forma Effective Net Interest Spread at June 30, 2013[(2)]

	Agency	Non-Agency	Securitized Mortgage Loans	*Weighted Average Including Cash*
Asset Yield	2.9%	7.3%	8.5%	*3.7%*
Interest Expense	0.4%	2.1%	3.4%	*0.8%*
Cost of Swaps	1.0%	0.1%	0.0%	*0.8%*
Net Interest Spread	**1.5%**	**5.1%**	**5.0%**	**2.1%**
Debt / Equity [(3)]	*6.2x*	*2.8x*	*2.0x*	*3.9x*
Effective Levered Asset Yield [(2)]	12.1%	21.6%	18.7%	11.8%

Allocation of Portfolio Equity at March 31, 2013[(1)]


Cash and Other, net
16%
Agency RMBS
59%
Securitized Mortgage Loans
4%
Non-Agency RMBS
21%

(1) Percentages reflect amount of equity allocated to Agency and non-Agency RMBS and securitized mortgage loans, net of associated assets and liabilities, including the fair value of interest rate derivatives. Cash and other net, represents cash and other assets and liabilities not specifically allocable to Agency RMBS, non-Agency RMBS or securitized mortgage loans. Pro-forma equity assumes unsettled trades at June 30, 2013 had settled at such date and the corresponding borrowings under the repurchase agreement were repaid.

(2) Pro-forma effective net interest spread and pro-forma levered asset yield assume that unsettled trades at June 30, 2013 had settled at such date and that corresponding borrowings under repurchase agreements were repaid. The pro-forma effective net interest spread and the pro-forma effective levered asset yield are non-GAAP financial measures, which include the cost of the Company's Swaps as a component of its interest expense. Please see page 19 for a reconciliation.

(3) Debt/Equity multiples for each asset class are adjusted to reflect cash held to meet margin calls and certain other assets and liabilities specifically allocable to Agency RMBS, non-Agency RMBS or securitized mortgage loans.

9

APOLLO
APOLLO RESIDENTIAL MORTGAGE, INC. ("AMTG")

Agency Securities as of June 30, 2013

Agency Portfolio Composition Summary

($ in thousands)	Principal Balance	Unamortized Premium (Discount)	Amortized Cost[1]	Estimated Fair Value	Net Weighted Average Coupon	Weighted Average Yield[2]
Agency RMBS:						
30-Year Mortgages						
Coupon Rate						
3.5%	$ 793,628	$ 52,947	$ 846,575	$ 805,988	3.50 %	2.55 %
4.0%	1,551,118	137,307	1,688,425	1,620,521	4.00	2.60
4.5%	46,239	3,609	49,848	49,419	4.50	3.08
Total 30 Year Mortgages	2,390,985	193,863	2,584,848	2,475,928	3.84 %	2.59 %
Agency IOs and IIOs[3]	-	-	79,898	76,128	5.41 %	13.13 %
Total Agency RMBS	**$ 2,390,985**	**$ 193,863**	**$ 2,664,746**	**$ 2,552,056**	**4.09 %**	**2.91 %**

Comparison of Agency Portfolio Composition from March 31, 2013 to June 30, 2013

($ in thousands)	June 30, 2013			March 31, 2013		
	Principal Balance	Amortized Cost	Estimated Fair Value	Principal Balance	Amortized Cost	Estimated Fair Value
30-Year Mortgages:						
3.5% coupon	$ 793,628	$ 846,575	$ 805,988	$ 1,757,588	$ 1,869,086	$ 1,863,750
4.0% coupon	1,551,118	1,688,425	1,620,521	1,841,597	1,996,008	2,002,782
4.5% & 5.0% coupons	46,239	49,848	49,419	240,651	255,651	266,438
	2,390,985	2,584,848	2,475,928	3,839,836	4,120,745	4,132,970
15-20 Year Mortgages:						
3.0% coupon	-	-	-	22,236	23,216	23,588
3.5% coupon	-	-	-	72,565	76,915	77,475
	-	-	-	94,801	100,131	101,063
Agency IOs[3]	-	27,797	30,184	-	7,889	7,974
Agency IIOs[3]	-	52,101	45,944	-	57,488	57,557
Total Agency RMBS	$ 2,390,985	$ 2,664,746	$ 2,552,056	$ 3,934,637	$ 4,286,253	$ 4,299,564

(1) Amortized cost is reduced by unrealized losses that are classified as other-than-temporary impairments. The Company recognized other-than-temporary impairments of $787 on Agency RMBS for the three months ended June 30, 2013.
(2) Weighted average yield at the date presented incorporates estimates for future prepayment assumptions on Agency RMBS.
(3) Agency IOs and Agency IIOs have no principal balance and bear interest on a notional balance. The notional balance is used solely to determine interest distributions on interest-only class of securities. At June 30, 2013 Agency IOs had a notional balance of $180,220 and Agency Inverse IOs had a notional balance of $270,110.

10

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Agency Portfolio

Q2 2013 Agency Portfolio Constant Prepayment Rates

Low Credit 30 Year 8.0%

Pass-Throughs

4% 7.0%

7.0% 7.1%

HARP / MHA /

High LTV 30 Year 6.0% 6.0%

Pass-Throughs

35% 5.8%

5.0%

5.2%

4.0%

3.0% 3.7%

Loan Balance 30

Year Pass-Throughs

53% 2.0%

New Production 30

Year Pass-Throughs

5% 1.0%

IOs and IIOs

3% 0.0%

Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013

Total Agency Portfolio average one month CPR

($ in thousands) Estimated Fair Value Q2 2013 CPR

Agency Fixed Rate $ 2,475,928 6.9%

Agency IOs and Agency IIOs 76,128 20.0

Total $ 2,552,056 7.1%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Non-Agency RMBS Portfolio

Q2 2013 Non-Agency RMBS Portfolio Q2 2013 Non-Agency RMBS Portfolio Vintage

Alt-A 1999-2002

12% 2007 3% 2003

14% 7%

Pay-option

ARM

6%

2004

2006 26%

24%

Subprime

82% 2005

26%

Non-Agency RMBS portfolio continues to focus on Approximately two thirds of the non-Agency RMBS seasoned, sub-prime assets with significant credit portfolio consisted of RMBS originated during 1999 enhancement as well as Alt-A and pay-option through 2005 and the remainder consisted of RMBS adjustable rate mortgages. originated during 2006 through 2007.

APOLLO RESIDENTIAL MORTGAGE, INC.

Non-Agency RMBS as of June 30, 2013

June 30, 2013

Holdings

Portfolio Characteristics

Estimated Fair Value ($ in thousands) $751,024

Amortized Cost to Par Value 73.0%

Net Weighted Average Coupon 1.3%

Collateral Attributes

Weighted Average Loan Age (months) 99.1

Weighted Average Original Loan-to-Value 69.1%

Weighted Average Original FICO Credit Score 638

Current Performance

60+ Day Delinquencies 33.5%

Average Credit Enhancement(1) 28.1%

3	Month CRR(2) 4.3%

(1) Credit enhancement is expressed as a percentage of all outstanding mortgage loan collateral. The Company’s non-Agency RMBS may incur losses if credit enhancement is reduced to zero.

(2) CRR stands for conditional repayment rate. Information is based on loans for individual groups owned by the Company. Amounts presented reflect the weighted average monthly performance for the three months ended June 30, 2013.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Financing Overview

Financing at June 30, 2013

Weighted

Average

Repurchase Weighted Remaining

Agreement Average Maturity

Collateral ($ in thousands) Borrowing Borrowing Rate (days)

Agency RMBS $3,367,445 0.42% 25

Non-Agency RMBS 550,752 2.05% 146

Repo—Securitization(1) 26,900 2.05% 72

Total $3,945,097 0.66% 42

Derivative Instruments at June 30, 2013

Estimated Fair

($ in thousands) Notional Amount Value

Swaps—assets $ 1,547,000 $ 50,359

Swaptions—assets 775,000 18,447

Swaps—(liabilities) 485,000 (2,750)

TBA Shorts (2)—assets 150,000 100

TBA Shorts (2)—(liabilities) 175,000 (923)

Total Derivative Instruments $ 3132, ,000 $ 65,233

Swaps at June 30, 2013 Swaptions at June 30, 2013

Average Option Underlying Swap

Notional Average Fixed Maturity Weighted Average

Term to Maturity ($ in thousands) Amount Pay Rate (Years) ($ in thousands) Months Until

Greater than 3 years and less than 5 years $ 1,159,000 1.06% 4.1 Option Notional Swap Terms

Greater than 5 years 873,000 2.04 9.5 Fixed Pay Rate for

Underlying Swap Fair Value Expiration Amount (Years)

Total $ 2,032,000 1.48% 6.4 3.00—3.25% $ 8,161 10 $ 275,000 10.0

3.26—3.50% 7,923 11 375,000 10.0

3.51—3.64% 2,363 12 125,000 10.0

$ 18,447 11 $ 775,000 10

(1) Repo-Securitization reflects the balance of repurchase agreement borrowings that is collateralized by non-Agency RMBS that the Company retained in connection with the securitization transaction. While the non-Agency RMBS retained in connection with the securitization transaction do not appear on the Company’s balance sheet, as they are eliminated in consolidation with the securitization trust, the Company owns such securities and therefore is permitted to pledge such securities as collateral.

(2) TBA Shorts refer to to-be announced contracts for which the Company is required to sell an Agency RMBS on a forward basis. 14

Discussion Topics

1. AMTG Q2 Results 2. Supplemental Financials

APOLLO RESIDENTIAL MORTGAGE, INC.

Income Statement

Three months ended Six months ended

(in thousands—except per share data) June 30, June 30,

2013 2012 2013 2012

(Unaudited) (Unaudited)

Interest income—RMBS $ 39,032 $ 21,990 $ 75,946 $ 34,353

Interest income—securitized mortgage loans 2,297 — 3,630 -

Interest Income 41,329 21,990 79,576 34,353

Interest expense—repurchase agreements (6,729) (2,871) (12,636) (4,232)

Interest expense—securitized debt (508) — (818) -

Interest Expense (7,237) (2,871) (13,454) (4,232)

Net Interest Income $ 34,092 $ 19,119 $ 66,122 $ 30,121

Other Income/(Loss):

Realized gain/(loss) on sale of RMBS, net $ (47,508) $ 11,614 $ (31,713) $ 18,383

Unrealized gain/(loss) on RMBS, net (134,822) 14,598 (167,870) 20,548

Unrealized (loss) on securitized mortgage loans (3,473) — (625) -

Unrealized gain on securitized debt 887 — 15 -

Gain/(loss) on derivative instruments, net (includes $79,778,

($13,792), $78,119 and ($14,362) of unrealized gains/(losses),

respectively) 83,369 (15,515) 77,571 (16,833)

Other, net 43 7 68 9

Other Income/(Loss), net $ (101,504) $ 10,704 (122,554) $ 22,107

Operating Expenses:

General and administrative (includes $146, $90, $545 and $168 of non-cash stock based compensation, respectively) $ (2,434) $ (1,865) (5,285) $ (3,353)

Management fees—related party (2,921) (1,558) (5,710) (2,355)

Total Operating Expenses $ (5,355) $ (3,423) (10,995) $ (5,708)

Net Income/(Loss) $ (72,767) $ 26,400 (67,427) $ 46,520

Preferred Stock Dividends Declared (3,450) — (6,900) -

Net Income/(Loss) Allocable to Common Stock and

Participating Securities $ (76,217) $ 26,400 $ (74,327) $ 46,520

Earnings/(Loss) per Common Share—Basic and Diluted $ (2.39) $ 1.24 $ (2.59) $ 2.94

Dividends Declared per Share of Common Stock $ 0.70 $ 0.75 $ 1.40 $ 1.50

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Balance Sheet

(in thousands—except share and per share data)

June 30, 2013 December 31, 2012

Assets: (Unaudited)

Cash $ 195,699 $ 149,576

Restricted cash 205,854 93,641

RMBS, at fair value ($3,102,135 and $3,940,913 pledged as collateral, respectively) 3,303,080 4,231,291

Securitized mortgage loans (transferred to a consolidated variable interest entity), at fair value 110,278 -

Investment related receivables ($977,726 and $0 pledged as collateral, respectively) 986,157 -

Interest receivable 13,117 11,341

Deferred financing costs, net 983 346

Derivative instruments, at fair value 68,906 750

Other assets 686 976

Total Assets $ 4,884,760 $ 4,487,921

Liabilities and Stockholders’ Equity

Liabilities:

Borrowings under repurchase agreements $ 3,945,097 $ 3,654,436

Non-recourse securitized debt, at fair value 47,338 -

Investment related payables 14,316 50,032

Obligation to return cash held as collateral 66,571 -

Accrued interest payable 7,157 6,774

Derivative instruments, at fair value 3,673 23,184

Payable to related party 3,177 4,295

Dividends payable 26,261 30,675

Accounts payable and accrued expenses 1,694 1,742

Total Liabilities $ 4,115,284 $ 3,771,138

Stockholders’ Equity:

Preferred stock, $0.01 par value, 50,000,000 shares authorized, 6,900,000 shares issued and outstanding ($172,500 aggregate liquidation preference) $ 69 $ 69

Common stock, $0.01 par value, 450,000,000 shares authorized, 32,035,845 and 24,205,972 shares issued and outstanding respectively 320 242

Additional paid-in-capital 791,412 619,399

Retained earnings/(accumulated deficit) (22,325) 97,073

Total Stockholders’ Equity $ 769,476 $ 716,783

Total Liabilities and Stockholders’ Equity $ 4,884,760 $ 4,487,921

APOLLO
APOLLO RESIDENTIAL MORTGAGE, INC. ("AMTG")

Operating Earnings[1] Reconciliation

(in thousands—except per share data)	Three Months Ended June 30, 2013	Earnings per Share[2]	Three Months Ended June 30, 2012	Earnings per Share[2]
Operating Earnings:				
Net income/(loss) allocable to common stockholders	$ (76,356)	$ (2.39)	**$26,345**	**$1.24**
Adjustments:				
Non-cash stock-based compensation expense	146	-	90	-
Unrealized (gain)/loss on RMBS, net	134,822	4.21	(14,598)	(0.68)
Unrealized (gain)/loss on derivatives, net	(79,778)	(2.49)	13,792	0.65
Unrealized loss on securitized mortgage loans, net	3,473	0.11	-	-
Unrealized (gain) on securitized debt, net	(887)	(0.03)	-	-
Realized (gain)/loss on sale of RMBS, net	47,508	1.49	(11,614)	(0.55)
Realized (gain) on Swap/Swaption terminations, net	(10,028)	(0.31)	(39)	-
Total adjustments to arrive at operating earnings:	95,256	2.98	(12,369)	(0.58)
Operating Earnings	**$18,900**	**$0.59**	**$13,976**	**$0.66**
Basic and diluted weighted average common shares outstanding	31,995		21,257	

(in thousands—except per share data)	Six Months Ended June 30, 2013	Earnings per Share[2]	Six Months Ended June 30, 2012	Earnings per Share[2]
Operating Earnings:				
Net income/(loss) allocable to common stockholders	$ (74,600)	$ (2.59)	**$46,379**	**$2.94**
Adjustments:				
Non-cash stock-based compensation expense	545	0.02	168	0.01
Unrealized (gain)/loss on RMBS, net	167,870	5.82	(20,548)	(1.30)
Unrealized (gain)/loss on derivatives, net	(78,119)	(2.71)	14,362	0.91
Unrealized loss on securitized mortgage loans, net	625	0.02	-	-
Unrealized (gain) on securitized debt, net	(15)	-	-	-
Realized (gain)/loss on sale of RMBS, net	31,713	1.10	(18,383)	(1.17)
Realized (gain) on Swap/Swaption terminations, net	(10,028)	(0.34)	(39)	-
Total adjustments to arrive at operating earnings:	112,591	3.91	(24,440)	(1.55)
Operating Earnings	**$37,991**	**$1.32**	**$21,939**	**$1.39**
Basic and diluted weighted average common shares outstanding	28,858		15,760	

(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures. Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.

(2) Reflects basic and diluted earnings per share for each component presented.

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APOLLO
APOLLO RESIDENTIAL MORTGAGE, INC. ("AMTG")

Reconciliation of Effective Cost of Funds and Pro-Forma Leverage Ratio

Effective Cost of Funds

($ in thousands)	Reconciliation		Cost of Funds/Effective Borrowing Costs
Projected annual interest expense	$	24,063	0.8%
Adjustment:			
Net-interest projected to be paid for Swaps		24,565	0.8%
Effective annual cost of funds	$	48,628	1.6%
Pro-forma period end balance of borrowings	$	3,013,282	

Pro-Forma Leverage Ratio

$ in thousands		Agency RMBS		Non-Agency RMBS		Securitized Mortgage Loans		Cash		Total
Debt[(1)] - June 30, 2013	$	3,367,446	$	550,752	$	74,238	$	-	$	3,992,436
Change in borrowings under repurchase agreements upon settlement of June trades		(990,973)		11,804		-		-		(979,169)
Pro-forma debt	$	2,376,473	$	562,556	$	74,238	$	-	$	3,013,267
Stockholders' equity - June 30, 2013	$	427,317	$	199,210	$	36,603	$	106,346	$	769,476
Changes in stockholders' equity to reflect settlement of June trades:										
Cash		-		-		-		49,479		49,479
Investment related receivable		(977,920)		-		-		(6,680)		(984,600)
Restricted cash		(58,364)		-		-		-		(58,364)
Borrowings under repurchase agreements		990,973		(11,804)		-		-		979,169
Investment related payable		-		14,316		-		-		14,316
Total adjustments to arrive at pro-forma equity		(45,311)		2,512		-		42,799		-
Pro-forma equity	$	382,006	$	201,722	$	36,603	$	149,145	$	769,476
Debt - June 30, 2013	$	3,367,446	$	550,752	$	74,238	$	-	$	3,992,436
Stockholders' equity - June 30, 2013	$	427,317	$	199,210	$	36,603	$	106,346	$	769,476
Debt / stockholders' equity - June 30, 2013		7.88 x		2.76 x		2.03 x		- x		5.19 x
Pro-forma debt - June 30, 2013	$	2,376,473	$	562,556	$	74,238	$	-	$	3,013,267
Pro-forma stockholders' equity - June 30, 2013	$	382,006	$	201,722	$	36,603	$	149,145	$	769,476
Pro-forma debt / stockholders' equity - June 30, 2013		6.22 x		2.79 x		2.03 x		- x		3.92 x

(1) *For purposes of calculating debt/equity, the Company's debt includes borrowings under repurchase agreements and securitized debt at fair value.*

19

Contact Information

Hilary Ginsberg

Investor Relations Manager

212-822-0767